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                                                                   EXHIBIT 10.19

                              FIRST AMENDMENT TO
                        DISTRIBUTION SERVICES AGREEMENT
                                  TERM SHEET


This amendment ("First Amendment") to the Distribution Services Agreement Term Sheet dated as of August 1, 1998 ("Term Sheet") between Twentieth Century Fox Home Entertainment, Inc. ("Fox") and Artisan Home Entertainment, Inc. ("Artisan") is made and entered into as of September ___, 1999. All terms initially capitalized and not defined herein shall have the meaning given to them in the Term Sheet.

Whereas, Fox and Artisan desire to amend the Term Sheet to expressly acknowledge the parties' respective warranty and indemnity rights and obligations;

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Fox and Artisan hereby agree to amend the Term Sheet as follows:

1.   WARRANTIES:  The following new Paragraph 18. is added to the Term Sheet,
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with the remaining Paragraphs renumbered accordingly:

     "18.  WARRANTIES:  For each Picture for which Fox has the right and
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     obligation to provide Distribution Services pursuant to the Term Sheet,
     Artisan warrants that Artisan has full right, power and authority to exercise the right of Home Video Distribution with respect to such Picture and that Fox's provision of Distribution Services to Artisan in connection with the exercise of such right shall not violate the rights of any third party."

2.   INDEMNITIES:  The following new Paragraph 19. is added to the Term Sheet,
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with the remaining Paragraphs renumbered accordingly:

     "19. INDEMNITIES:
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          (a) By Artisan:  Artisan shall indemnify and hold harmless Fox, its
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          parents, subsidiary and affiliated entities, successors, officers, directors, shareholders, employees and agents, from and against any and all demands, actions, claims, or proceedings and from any and all damages, liabilities, costs, losses and expenses (including reasonable attorneys' fees and expenses) (collectively, "Claims") relating to or arising out of (i) any violation of any of the warranties, representations or agreements made by Artisan; (ii) the content of or any error or omission in any Picture, or in any material or information furnished by Artisan; (iii) any Claim by a third party, claiming through Artisan, the copyright owner (if different) or their respective predecessors or grantors, to participate in the proceeds of any Picture derived from exploitation of the right of Home Video Distribution in the Distribution Territory; (iv) any Claim by a third Party with respect to payments required, including employer fringe benefits and taxes payable with respect thereto, under applicable collective bargaining agreements by reason of or as a condition to any exhibition of the

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         Picture, or any part thereof, or any use or reuse thereof for any purpose or in any media whatsoever; or (v) any Claim arising from a violation of law by Artisan or the copyright owner (if different).

         (b) By Fox: Fox shall indemnify and hold harmless Artisan, its parents,
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         subsidiary and affiliated entities, officers, directors, shareholders, employees and agents, from any and all Claims relating to or arising out of any violation or alleged violation of any of the warranties, representations or agreements made by Fox.

         (c) Party to be Indemnified:  The party to be indemnified shall give
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         the indemnifying party prompt written notice of all Claims, and an opportunity to defend the same through counsel of the indemnifying party acceptable to the indemnified party acting reasonably. The indemnified party shall also have a right to its own counsel (at its own cost) if it deems such to be appropriate. The party to be indemnified shall give the indemnifying party all information in its possession or under its control with reference to such claims, and all reasonable assistance and cooperation."

3.  RATIFICATION OF TERMS AND CONDITIONS:  This First Amendment represents the
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entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written and/or oral agreements with respect to such subject matter. Except as herein amended, the terms and conditions of the Term Sheet shall remain in full force and effect.

By signing in the spaces provided below, Fox and Artisan have agreed to all of the terms and conditions of this First Amendment.


ARTISAN HOME ENTERTAINMENT, INC.             TWENTIETH CENTURY FOX HOME
                     ("Artisan")             ENTERTAINMENT, INC.
                                                                       ("Fox")


BY /s/ Ken Schapiro                          By /s/ Laura Cook
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Its  EVP                                       Its   EVP
                                                     Legal & Business


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